UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2025
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BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33220	33-1151291
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive	Lake Success	New York	11042
(Street Address)	(City)	(State)	Zip Code

Registrant’s telephone number, including area code: (516) 472-5400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on Which Registered:
Common Stock, par value $0.01 per share	BR	New York Stock Exchange

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of By-laws

On February 4, 2025, the Board of Directors (the “Board”) of Broadridge Financial Solutions, Inc. (the “Company”) approved and the Company adopted the Amended and Restated By-laws (the “Restated By-laws”), effective as of February 4, 2025.

Among other changes, the Restated By-laws:

•address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934 (the “Universal Proxy Rules”) by requiring stockholders intending to use the Universal Proxy Rules to provide all of the information required by the Universal Proxy Rules, including (i) a representation that such stockholders (1) will file a definitive proxy statement with the Securities and Exchange Commission, and (2) will distribute such proxy statement to, and solicit proxies from, the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of the directors of the Board, and (ii) reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rules at least five business days before the applicable meeting of stockholders;

•require a representation by each director nominee that, if elected, they intend to serve as a director of the Company’s Board until a successor is elected and/or deemed qualified;

•provide the Company a remedy if a stockholder fails to satisfy the Universal Proxy Rules requirements;

•require any stockholders directly or indirectly soliciting proxies from other stockholders to use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board; and

•implement certain revisions to conform to recent amendments to the Delaware General Corporation Law (the “DGCL”), including (i) giving the Company the ability to provide the details for an adjourned meeting in any manner permitted by the DGCL, and (ii) permit the Company to make a stockholder list available via an electronic network prior to a meeting of stockholders.

The foregoing description of the Restated By-laws is qualified in its entirety by reference to the full text of the Restated By-laws, which is filed as Exhibit 3.2 hereto, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.2	Amended and Restated By-laws of Broadridge Financial Solutions, Inc. dated February 4, 2025.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 5, 2025

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ Hope M. Jarkowski
Hope M. Jarkowski
Corporate Vice President and
Chief Legal Officer